Trade Accounts Receivable and Other Current Assets	6 Months Ended
Jun. 30, 2024
Trade Accounts Receivable and Other Current Assets
Trade Accounts Receivable and Other Current Assets

17)Trade Accounts Receivable and Other Current Assets

(a)Trade Accounts Receivable

Trade accounts receivable are presented net of provisions for expected credit loss. As of June 30, 2024 and December 31, 2023, there were no provisions for expected credit loss.

(b)Other Current Assets

The following table presents other currents assets of June 30, 2024 and December 31, 2023:

(U.S. Dollars in thousands)	At June 30, 2024	At December 31, 2023
Trade receivables	$6,107	$4,882
Insurance claims for recoveries (refer to note 5 )	1,057	124
Refund of value added tax	1,147	1,254
Prepaid expenses	1,516	1,568
Other receivables	871	967
Total other current assets	$10,698	$8,795

Out of the trade receivables of $6,107,000 at June 30, 2024, $143,000 was due from KNOT and its affiliates (refer to Note 13 (d))